                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K
                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934



                         DATE OF REPORT: APRIL 23, 2001


                             COLORADO MEDTECH, INC.
                             ----------------------
             (Exact name of registrant as specified in its charter)


        COLORADO                       000-12471               84-0731006
        --------                       ---------               ----------
(State or other jurisdiction       (Commission File          I.R.S. Employer
     of incorporation)                  Number)            Identification No.)

                               6175 LONGBOW DRIVE
                             BOULDER, COLORADO 80301
                             -----------------------
          (Address, including zip code, of principal executive offices)


                                 (303) 530-2660
                                 --------------
                         (Registrant's telephone number,
                              including area code)


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ITEM 5.  OTHER EVENTS.

         Colorado MEDtech, Inc. issued a press release regarding expense reductions through a reduction in its contract manufacturing workforce. The text of the press release is attached hereto as Exhibit 99.1.

ITEM 7.  FINANCIAL STATEMENT AND EXHIBITS.

         (c)  Exhibits.

         No.      Description

         99.1     Press release dated April 23, 2001










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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

         DATED, this 23rd day of April, 2001.


                                     COLORADO MEDTECH, INC.


                                     By:  /s/ Peter J. Jensen
                                        --------------------------------------
                                          Peter J. Jensen
                                          Vice President




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                               INDEX TO EXHIBITS


EXHIBIT
NUMBER         DESCRIPTION
-------        -----------
  99.1         Press release dated April 23, 2001